Exhibit 99.2

Inland Retail Real Estate Trust, Inc.
Update — January 5, 2007

On January 3, 2007, Inland Retail Real Estate Trust, Inc. (“Inland Retail”) filed our definitive proxy statement regarding our merger and merger agreement with Developers Diversified Realty Corporation (“DDR”).  Click here to access the filing.  A hard copy of the proxy statement will be mailed to shareholders and advisors on or about January 5, 2007.

The special meeting of shareholders is scheduled for February 22, 2007. Please encourage your clients to vote as timely as possible.  Under the terms of the agreement, DDR will acquire all of the outstanding shares of Inland Retail for a total merger consideration of $14 per share. DDR may at its option elect to issue up to $4 per share of the total merger consideration in the form of common shares of DDR.  DDR has until February 7, 2007 to make this decision.  Upon DDR’s determination, we will send communication to you and your clients with such information.

This Merger Agreement does not affect Inland American Real Estate Trust, Inc. or Inland Western Retail Real Estate Trust, Inc. shareholders.

On January 7, 2007, Inland Retail will pay a distribution of $0.069167 per share to shareholders of record as of December 21, 2006.  This calculation is based upon an annualized rate of $.83 per share divided by 12 months.  The annualized distribution rate of $0.83 per share remains the same.  Inland Retail shareholders will receive the attached distribution letter.

IMPORTANT INFORMATION

DISTRIBUTIONS:

The Distribution Reinvestment Program (DRP) was suspended effective with the November 7, 2006 distribution.  Going forward, all shareholders will receive cash distributions.  Shareholders may elect to have the monthly distribution electronically deposited to a bank account or the check may be mailed to a third party, such as a brokerage account.  To do so, shareholders should complete the Direct Deposit Enrollment Form.  This form is only for the monthly distributions and will not impact payment of the final distribution.  Please note that checks for custodial accounts, such as IRAs and SEPs, are sent directly to the custodian.  A procedure for the payment of the final distribution has not yet been finalized.  More information will be forthcoming.

CERTIFICATES:

A mailing was sent on January 2, 2007 to shareholders with outstanding certificates requesting they surrender their Inland Retail certificates so that shares may be held in “book-entry”.  A separate mailing was sent December 21, 2006 to registered representatives including a list of their clients with outstanding certificates. Please encourage your shareholders to promptly return their certificates to:

                                 Investor Relations
                                 Inland Retail Real Estate Trust, Inc.
                                 2901 Butterfield Road
                                 Oak Brook, IL 60523

Should a shareholder wait until the time of the merger to report a certificate as lost, a fee may be imposed.

WARRANTS:

We are in the process of working with the Broker/Dealers on finalizing warrant assignments.

MADISON TENDER OFFER:

Madison has sent a tender offer dated December 26, 2006 to some shareholders for $12.50 per share.  We recommend that shareholders reject this offer.  Please read the above-referenced January 7, 2007 distribution letter for further details.

12/31/2006 ERISA VALUE:

The December 31, 2006 ERISA Value was estimated at $14 per share.  Please read the above-referenced January 7, 2007 distribution letter for further details.

If you have any questions, please contact your Inland regional sales team or Inland Retail Investor Relations at (800) 348-9192.

Inland Regional Sales:	East	888-820-3974

	Midwest	800-323-6122

	North	866-833-5255

	West	866-624-2603

This announcement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this announcement are forward-looking statements. All forward-looking statements speak only as of the date of this announcement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of DDR, Inland Retail and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the shareholders of Inland Retail, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets, and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company’s filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This announcement does not constitute an offer of any securities for sale. In connection with the proposed transaction, DDR and Inland Retail have filed a definitive proxy statement/ prospectus dated January 3, 2007 as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. Investors and security holders are urged to read the definitive proxy statement/prospectus because it contains important information about DDR and Inland Retail and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by DDR and Inland Retail with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from DDR and Inland Retail by directing such request to:  Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, IL 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger.

DDR and Inland Retail and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Inland Retail in connection with the merger. Information about DDR and its directors and executive officers, and their ownership of DDR securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of DDR, which was filed with the SEC on April 3, 2006. Information about Inland Retail and its directors and executive officers, and their ownership of Inland Retail securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Inland Retail, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available. As a result of this transaction, Inland Retail does not intend to hold an annual stockholder meeting and instead will hold a special meeting to vote on the proposed merger.

For Broker/Dealer Use Only. Dissemination to prospective investors prohibited. This is neither an offer to sell nor a solicitation of an offer to buy any security, which can be made only by a prospectus which has been filed or registered with appropriate state and federal regulatory agencies and sold only by broker/dealers authorized to do so.

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Inland Retail Real Estate Trust, Inc.
2901 Butterfield Road | Oak Brook, IL 60523
p: (800) 348-9192 | f: (630) 368-2210